SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
             of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Definitive Information Statement

                                TELE-OPTICS, INC.
                  --------------------------------------------
                  (Name of Registrant as Specified in Charter)


                       48 S. Franklin Turnpike, 3rd Floor
                                Ramsey, NJ 07446

              ----------------------------------------------------
              (Name of Person(s) Filing the Information Statement)

Payment of Filing Fee (Check the appropriate box):
         [X] No Fee Required.
         [ ] Fee computed on table below per Exchange Act Rules 14c- 5(g) and
             0-11.

         1)  Title of each class of securities to which transaction applies:
                     Common Stock, par value $.001 per share

             -------------------------------------------------------------------
         2)  Aggregate number of securities to which transaction applies:
                 100,000,000 shares of Common Stock Outstanding

             -------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A

             -------------------------------------------------------------------
         4)  Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------
         5)  Total Fee Paid.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

             -------------------------------------------------------------------
         2)  Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------
         3)  Filing Party:

             -------------------------------------------------------------------
         4)  Date Filed:

             -------------------------------------------------------------------

                                TELE-OPTICS, INC.
                       48 S. Franklin Turnpike, 3rd Floor
                                Ramsey, NJ 07446

                              INFORMATION STATEMENT

        PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

                 Approximate Date of Mailing: [_________, 2004]

Dear Shareholders:

         This Information Statement is furnished by the Board of Directors (the "Board") of Tele-Optics, Inc. (the "Company") to inform shareholders of the Company of the approval of certain shareholders' actions. This Information Statement will be mailed to holders of record of common stock, par value $.001 (the "Common Stock"), of the Company as of the close of business on March 15, 2004 (the "Record Date"). On that date, the Company had outstanding and entitled to vote 100,000,000 shares of its Common Stock. Specifically, this Information Statement relates to the following:

                  1. Shareholders' approval of an amendment to the Company's amended Certificate of Incorporation effectuating (a) a change in the Company's name to Velocity Asset Management, Inc., (b) a 13 for one reverse split of the Company's Common Stock and (c) a change in the total authorized capital stock to 50,000,000 shares, of which 40,000,000 will be classified as common stock, par value $.001 per share, and 10,000,000 will be classified as preferred stock, par value $.001 per share, issuable in series with such powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as the Board may fix from time to time by resolution or resolutions.

                  2. Shareholders' approval of the adoption of the Company's 2004 Equity Incentive Program (the "Program").

          On March __, 2004, shareholders owning in the aggregate 86,995,000 shares of Common Stock, or approximately 87% of the then issued and outstanding Common Stock, consented in writing to the matters described herein. As a result, these matters were approved by the majority required by law and no further votes will be needed.


              NO VOTE OR OTHER ACTION OF THE COMPANY'S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

                              INFORMATION STATEMENT

         Please read this notification carefully. It describes the essential terms of the actions taken by the shareholders and contains certain biographical and other information concerning the proposed new directors of the Company. Additional information about the business of the Company is contained in the Company's Quarterly Report on Form 10-QSB dated November 10, 2003, and its Current Report on Form 8-K dated February 18, 2004 (the "Reports"), which were filed with the United States Securities and Exchange Commission (the "Commission"). The Reports and their accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov/cgo-bin/srch-edgar.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests, except that (a) the Company's current officers and directors will be eligible to participate under the Company's 2004 Equity Incentive Program and (b) one of our current officers and director designees, John C. Kleinert, will receive shares of preferred stock in exchange for the cancellation of certain debts owed to him by the Company. To date, no awards have been made to the current officers and directors of the Company pursuant to the Company's 2004 Equity Incentive Program.

                               EXECUTIVE OFFICERS

The executive officers of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board.

--------------------------------------------------------------------------------
                              Date Became an
Name                    Age   Executive Officer            Positions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
John C. Kleinert        45    February 3, 2004    President and Chief Executive
                                                  Officer
--------------------------------------------------------------------------------
W. Peter Ragan, Sr.     57    February 3, 2004    Vice President
--------------------------------------------------------------------------------
W. Peter Ragan, Jr.     33    February 3, 2004    Treasurer, Secretary and Chief
                                                  Financial Officer
--------------------------------------------------------------------------------


                             PRINCIPAL STOCKHOLDERS

         So far as is known to the Company, the following table sets forth information available to the Company, as of February 4, 2004, with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) any holder of more than five percent (5%) of the outstanding shares; (ii) the Company's officers and directors, including directors elect; and (iii) the Company's officers and directors as a group. Beneficial ownership has been determined for purposes herein in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days.

Name and Address of Beneficial Owner(1)       Shares of Common Stock Owned        Percentage (%) of Common Stock(2)
---------------------------------------       ----------------------------        ---------------------------------
David Grantatell (3)                                    7,312,500                                 7.3%
John C. Kleinert (4),(6)                               39,841,250                                39.8%
Susan M. Massinger (6),(7)                                      0                                   0%
W. Peter Ragan, Sr. (5),(6)                            19,920,625                                19.9%
W. Peter Ragan, Jr. (5)                                19,920,625                                19.9%
All officers and directors as a group (four            79,682,500                                79.6%
persons)

(1) Beneficial ownership as reported in the table above has been determined in accordance with Instruction (1) to Item 403 (b) of Regulation S-B of the Securities Exchange Act of 1934.
(2)      Percentages are approximate.
(3)      The business address of Mr. Grantatell is 125 Main Avenue, Elwood Park,
         NJ.
(4) The business address of Mr. Kleinert is 48 South Franklin Turnpike, 3rd Fl, Ramsey, NJ.
(5) The business address of the stockholder, director or officer, as the case may be, noted above is 3100 Rt. 138 West, Wall, NJ.
(6) Subject to and effective upon compliance with Rule 14f-1 under the Securities Exchange Act of 1934, Ms. Massinger appointed Kleinert and Ragan Sr. as members of our new board of directors and tendered her resignation.
(7) The business address of Ms. Massinger is 2300 Glades Road, Suite 210, West Tower, Boca Raton, FL 33431.



              APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF
        INCORPORATION TO (A) CHANGE THE COMPANY'S NAME, (B) EFFECT A 13
           FOR ONE REVERSE SPLIT AND (C) EFFECT A CHANGE IN THE TOTAL
                            AUTHORIZED CAPITAL STOCK

Amendment to the Amended Certificate of Incorporation

         The Board and shareholders holding the necessary number of votes have approved an amendment (the "Charter Amendment") of the Company's amended Certificate of Incorporation (the "Certificate") to (a) Article First thereof to effect a change of the Company's name (the "Name Change") to Velocity Asset Management, Inc. and (b) Article Fourth thereof to (i) effect a 13 for one reverse split of the Company's Common Stock (the "Reverse Split") and (ii) effect a change in the total authorized capital stock of the Company (the "Capital Change") to 50,000,000 shares, of which 40,000,000 will be classified as common stock, par value $.001 per share, and 10,000,000 will be classified as preferred stock, par value $.001 per share, issuable in series with such powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as the Board may fix from time to time by resolution or resolutions.

         As amended, Article First shall read in its entirety as follows:

         "Article FIRST. The name of this corporation is: VELOCITY ASSET MANAGEMENT, INC."

As amended, Article FOURTH shall read in its entirety as follows:

         "Article FOURTH.   (a)     The total number of shares which the
Corporation shall have authority to issue is fifty million (50,000,000), consisting of forty million (40,000,000) shares of common stock, par value $.001 per share (hereafter called the "Common Stock"), and ten million (10,000,000) shares of preferred stock, par value $.001 per share (hereinafter called the "Preferred Stock").

                            (b)     As of 5:00 PM, Eastern Standard time, on the
date on which this Amendment to the Articles of Incorporation is filed with the Secretary of State of the State of Delaware (the "Effective Time"), each 13 outstanding shares of common stock, par value $.001 per share ("Old Common Stock"), without further action on the part of the Corporation or any of the stockholders, shall automatically be changed into one share of Common Stock (the "New Common Stock") (referred to herein as the "Reverse Split"). At the Effective Time, as a result of the Reverse Split, each holder of Old Common Stock shall automatically become the holder of one share of New Common Stock for every 13 shares of Old Common Stock held by such holder prior thereto. Further, at the Effective Time, each certificate formerly representing a stated number of shares of Old Common Stock shall as a result of the Reverse Split represent one share of New Common Stock for each 13 shares of Old Common Stock represented immediately prior to the Reverse Split.

                            (c)     Shares of Preferred Stock may be issued from
time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation (hereinafter the "Board"), each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution of the Board providing for the issuance of such series of Preferred Stock."

         The Name Change, the Reverse Split and the Capital Change will be effected by filing a Certificate of Amendment to the Certificate with the Secretary of State of Delaware. The Certificate of Amendment, attached hereto as Exhibit A, will be filed with the Secretary of State of Delaware approximately twenty (20) days after the mailing of this Information Statement, and the Name Change, the Reverse Split and the Capital Change will become effective immediately upon such filing (the "Effective Date").

Purpose and Effect of Name Change

         The purpose of changing the Company's corporate name is to reflect the Company's acquisition on February 3, 2004, of all of the outstanding shares of capital stock of STB, Inc. ("STB"). All of the outstanding shares of capital stock of STB were acquired in a merger of STB with and into the Company's wholly-owned New Jersey limited liability company (the "Merger") pursuant to an agreement and plan of merger by and among the Company, its wholly-owned New Jersey limited liability company ("Newco"), STB and the holders of all of the outstanding capital stock of STB (the "Merger Agreement"). As a result of the Merger, the business of STB, the acquisition, management, collection and servicing of receivable portfolios through three wholly-owned subsidiaries, is now conducted by Newco. It is contemplated that for the foreseeable future the business of Newco will constitute the principal business of the Company.

         The voting and other rights that accompany the Company's Common Stock will not be affected by the change in corporate name.

SHAREHOLDERS MAY, BUT NEED NOT, EXCHANGE THEIR CERTIFICATES TO REFLECT THE CHANGE IN CORPORATE NAME.

Purpose and Effect of Reverse Split

General
-------

         The effect of the Reverse Split will cause each 13 outstanding shares of common stock to automatically change into one share of common stock, decrease the number of authorized shares of capital stock but increase the number of authorized shares that are available for issuance.

     The Company's board of directors approved the Reverse Split for the following reasons:

     o it believes that this action may lead to a higher per share stock price and may help generate investor interest in the Company;

     o it believes this action may help attract additional investment in the Company; and

     o it believes this action is the next logical step in the process of restructuring the Company to align the Company's outstanding shares of capital stock with the Company's existing financial condition and operations to provide an opportunity for potential realization of shareholder value, which is currently subject to the dilutive effects of the Company's capital structure.

          In approving the proposal authorizing the Reverse Split, the Company's board of directors considered that our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Company's board of directors believes that most investment funds are reluctant to invest in lower priced stocks.

         THERE ARE RISKS ASSOCIATED WITH THE REVERSE SPLIT, INCLUDING THAT THE REVERSE SPLIT MAY NOT RESULT IN A PROPORTIONAL INCREASE IN THE PER SHARE PRICE OF THE COMPANY'S COMMON STOCK OR THAT ANY INCREASE IN THE PER SHARE PRICE OF THE COMPANY'S COMMON STOCK WILL NOT BE SUSTAINED.

         The Company cannot predict whether the Reverse Split will increase the market price for the Company's common stock. The history of similar Reverse Splits for companies in like circumstances is varied. There can be no assurance that:

     o the market price per share of the Company's common stock after the Reverse Split will rise in proportion to the reduction in the number of shares of the Company's common stock outstanding before the Reverse Split; or

     o the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks.

         The market price of the Company's common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of the Reverse Split. Furthermore, the liquidity of the Company's common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

Procedure for Effecting Reverse Split

         Upon the filing of the Certificate of Amendment to the Certificate, the Reverse Split will be effected simultaneously for all the Company's common stock and the exchange ratio of 13 for one will be the same for all of our common stock. The Reverse Split will affect all of the Company's stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company, except to the extent that the Reverse Split results in any of the Company's stockholders owning a fractional share. Common stock issued pursuant to the Reverse Split will remain fully paid and nonassessable. The Reverse Split will not affect our continuing to be subject to the periodic reporting requirements of the Securities and Exchange Act of 1934, as amended.

         Based on outstanding stock information as of the record date, immediately after completion of the Reverse Split and before issuing the additional shares in connection with the Merger as provided in the Merger Agreement, the Company will have outstanding approximately 7,692,300 shares of common stock. Therefore, were it not for the Capital Change, the Company would have approximately 92,307,700 shares of authorized but unissued shares of common stock.

         The Reverse Split will become effective on the Effective Date. Beginning on the Effective Date, each certificate representing old shares will be deemed for all corporate purposes to evidence ownership of new shares.

         No fractional shares will be issued in connection with the reverse split. Shareholders who would otherwise be entitled to receive fractional shares as a result of the reverse split will have the number of new shares to which they are entitled rounded up to the nearest whole number of shares. No shareholders will receive cash in lieu of fractional shares.

Accounting Matters

         The Reverse Split will not affect total stockholders' equity on our balance sheet. However, because the par value of our common stock will remain unchanged on the Effective Date, the components that make up total stockholders' equity will change by offsetting amounts. The stated capital component will be reduced to one thirteenth (1/13) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of our common stock outstanding. Prior periods' per share amounts will be restated to reflect the Reverse Split.

Anti-Takeover Effect

         Although the increased proportion of unissued authorized shares to be issued could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company's board of directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split is not being proposed in response to any effort of which the Company is aware to accumulate shares of the Company's common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Company's board of directors and stockholders. Other than the changes contemplated by the Certificate of Amendment, our board of directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

Tax Matters

         The following is a summary of certain material federal income tax consequences of the Reverse Split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending upon the state in which such stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the old shares were, and the new shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (the "Code") (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the Reverse Split.

         No gain or loss should be recognized by a stockholder upon such stockholder's exchange of old shares for new shares pursuant to the Reverse Split. The aggregate tax basis of the new shares received in the Reverse Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the old shares exchanged therefor. The stockholder's holding period for the new shares will include the period during which the stockholder held the old shares surrendered in the Reverse Split. Our view regarding the tax consequence of the Reverse Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with such stockholder's own tax advisor with respect to all of the potential tax consequences to such stockholder of the Reverse Split.

SHAREHOLDERS MAY, BUT NEED NOT, EXCHANGE THEIR CERTIFICATES TO REFLECT THE REVERSE SPLIT.

Purpose and Effect of Capital Change

General
-------

         The effect of the Capital Change will be to change the number of shares of Common Stock that the Company is authorized to issue from 100,000,000 to 40,000,000 (the "Common Stock Change") and to authorize the issuance of 10,000,000 shares of "blank check" preferred stock (the "Preferred Stock Authorization"). Currently, the Company is not authorized to issue preferred stock.

Common Stock Change
-------------------

         The additional shares of authorized Common Stock that will be available as a result of the Reverse Split and remain available after the Capital Change, if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The Charter Amendment and the change of the shares of authorized Common Stock will not alter the current number of issued shares except to the extent of the Reverse Split. The relative rights and limitations of the shares of Common Stock will remain unchanged under the Charter Amendment.

         As of February 4, 2004, a total of 100,000,000 shares of the Company's currently authorized 100,000,000 shares of Common Stock were issued and outstanding. In addition, as of such date upon the effectiveness of the Charter Amendment (a) 23,505,000 shares of Common Stock were reserved for issuance upon the exercise of the rights to receive shares of Common Stock issued in connection with the Merger, and (b) 38,993,500 shares of Common Stock were reserved for issuance upon the exercise of the warrants to purchase shares of Common Stock issued in connection with the Merger and related transactions. Accordingly, absent the Common Stock Change, no shares of the Company's Common Stock would be available for future issuance and the Company could not meet its commitments relating to the Merger. The share numbers specified in this paragraph do not give effect to the Reverse Split.

         The Board expects that in the future the Company will either publicly offer or privately place shares of its Common Stock to raise funds to finance the expansion of its operations, including stock based acquisitions of businesses or assets. Except for the potential issuance of reserved shares specified in the previous paragraph, there are no present understandings or arrangements regarding the issuance or sale of any shares of Common Stock. However, it is likely that any future financing or acquisition will require the Company to sell shares of its Common Stock. The Company believes that the Common Stock Change will provide the Company with the flexibility of having an adequate number of authorized but unissued shares of Common Stock available for future financing requirements and other corporate purposes, such as stock dividends or splits, mergers, or existing and future incentive programs, without the expense or delay attendant in seeking stockholder approval at any special or annual meeting. The Charter Amendment would provide additional authorized shares of Common Stock that could be used from time to time, without further action or authorization by the stockholders (except as may be required by law or by any stock exchange or over-the-counter market on which the Company's securities may then be listed).

         Holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company. Accordingly, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock and, depending upon the circumstances, may have a dilutive effect on earnings per share, voting power and other interests of the existing stockholders.

         The increase in the authorized number of shares of Common Stock that will be available for issuance and the subsequent issuance of such shares could also have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore less likely.

Principal Effects of Preferred Stock Authorization

         The Charter Amendment will create 10,000,000 authorized shares of "blank check" preferred stock. The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights, and features of which are determined by the Board upon issuance. The authorization of such blank check preferred would permit the Board to authorize and issue preferred stock from time to time in one or more series.

         Shortly after the Effective Date, it is expected that the Board will designate a series of preferred stock as contemplated in the Merger Agreement relating to the Merger and issue shares of such preferred stock to an officer and director designee of the Company, John C. Kleinert, in exchange for the cancellation of certain debts owed by the Company to him. After giving effect to the 13 for one Reverse Split, the Company expects that this preferred stock will have the following rights and preferences: (a) a liquidation preference senior to the common stock in an amount equal to the purchase price of the preferred stock, plus accrued but unpaid dividends, (b) a right to receive dividends equal to prime plus one-percent per annum times $1.00, (c) a right to convert each share of preferred stock into one share of common stock at the option of the holder and (d) a right to one vote per share, voting with the common stock on all matters except as required by law. The Company expects that Kleinert will receive one share of preferred stock for each $1.00 of debt that the Company owes to him. Currently, the Company owes Kleinert approximately $3.9 million.

         In addition to the preferred stock expected to be issued to Kleinert subject to the provisions of the Company's amended Certificate of Incorporation and the limitations prescribed by law, the Board will be expressly authorized, at its discretion, to adopt resolutions to issue shares of preferred stock, to fix the number of such shares and to change the number of such shares constituting any series and to provide for or change the voting powers designations, preferences and relative, participating, optional or other special rights, qualifications limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment regarding the best interests of the Company and its stockholders.

         The Board believes that the Preferred Stock authorization will provide the Company with increased financial flexibility in meeting its future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the Board for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

         Any issuance of preferred stock with voting rights, could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

Exchange of Stock Certificates

         As soon as practicable after the Effective Date, shareholders of record on the Effective Date will be furnished with the necessary materials and instructions for the surrender and exchange of their certificates representing shares of Common Stock. Shareholders may, but need not, surrender and exchange their certificates representing shares of existing Common Stock. SHAREHOLDERS SHOULD NOT SUBMIT ANY STOCK CERTIFICATES TO THE COMPANY OR THE COMPANY'S TRANSFER AGENT UNTIL REQUESTED TO DO SO. No service charge will be payable by shareholders in connection with the exchange of certificates as all costs will be borne by the Company.

Dissenters' Rights

         Under the provisions of the applicable General Corporation Law of Delaware, shareholders are not provided with dissenters' rights or rights of appraisal in connection with the Charter Amendment.

                         APPROVAL OF THE COMPANY'S 2004
                            EQUITY INCENTIVE PROGRAM

Adoption of the Company's 2004 Equity Incentive Program

         The Company's 2004 Equity Incentive Program (the "Program") was adopted by the Board in March 2004 and approved by the Company's stockholders in March 2004, subject to becoming effective 20 days after the mailing of this Information Statement to shareholders with respect thereto as required under applicable law. The Program was adopted to secure for the Company and each of its Affiliates (as defined in the Program) the benefits arising from ownership of the Company's Common Stock by those officers, directors and employees of, and consultants to, the Company and/or any of its Affiliates who are most responsible for the growth and success of the Company and its Affiliates.

Summary

         The following summary of the Program is not intended to be complete and is qualified in its entirety by reference to the Program itself, a copy of which is attached hereto as Exhibit B.

Types of Awards

         The Program provides for the grant of incentive stock options ("ISO's"), nonqualified stock options ("NQSOs," and collectively with ISOs, "Options"), restricted stock grants ("Restricted Stock Awards") and Common Stock-based awards other than options or restricted stock grants, including, but not limited to, unrestricted stock grants ("Unrestricted Stock Awards," and collectively with Options, Restricted Stock Awards and other Common Stock based Awards, "Awards") as approved by the Board or a committee thereof (the "Committee"). ISOs granted under the Program are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). NQSOs granted under the Program are intended not to qualify as incentive stock options under the Code.

Shares Subject to the Program

         The total number of shares of the Company's Common Stock that may be issued under the Program upon the exercise of all Options granted under the Program or the satisfaction by all recipients of all conditions necessary for the receipt of Restricted Stock Awards and/or Unrestricted Stock Awards may not exceed 13,000,000, of which 6,500,000 shares shall be available for issuance under ISOs and 6,500,000 shares shall be available for issuance under NQSOs, Restricted Stock Awards and/or Unrestricted Stock Awards. The 6,500,000 shares of the Company's Common Stock available for issuance under ISOs shall be increased annually, starting with the calendar year following the calendar year in which the Program is adopted, by 5% of the excess, if any, of (i) the total number of issued and outstanding shares of the Company's Common Stock as of the first day of the fiscal year of the Company beginning with or within any such subsequent calendar year over (ii) the total number of issued and outstanding shares of the Company's Common Stock as of the date on which the Program is adopted; provided, however, that as of the date of any such annual increase, the total number of shares of the Company's Common Stock available for issuance under incentive stock options under the Program may not exceed 32.5% of the total number of authorized shares of the Company's Common Stock as of the date on which the Program is adopted. The 6,500,000 shares of the Company's Common Stock available for issuance under NQSOs, Restricted Stock Awards and/or Unrestricted Stock Awards shall be increased annually, starting with the calendar year following the calendar year in which the Program is adopted, by the sum of (i) 15% of the excess, if any, of (A) the total number of issued and outstanding shares of the Company's Common Stock at the time the first such Award is made during such subsequent calendar year over (B) the total number of issued and outstanding shares of the Company's Common Stock as of the date on which the Program is adopted, (ii) the total number of shares of the Company's Common Stock repurchased by the Company under the Program during the preceding calendar year and (iii) the total number of shares of the Company's Common Stock surrendered to the Company during the preceding calendar year in payment of the exercise price of NQSOs; provided, however, that, as of the date of any such annual increase, the total number of shares of the Company's Common Stock available for issuance under NQSOs, Restricted Stock Awards and/or Unrestricted Stock Awards shall not exceed 50% of the total number of authorized shares of Common Stock as of the date on which the Program is adopted. If any Award expires, or is terminated or forfeited, in whole or in part, the unissued shares of the Company's Common Stock covered by such Award shall again be available for the grant of Awards under the Program. If any Award granted under the Program shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of the Company's Common Stock subject to such Award shall again be available for subsequent Awards under the Program. Awards issued under the Program may consist in whole or in part of authorized but unissued shares or treasury shares. The number of shares of the Company's Common Stock available for issuance under the Program is subject to adjustment, as set forth in the Program, in the event of any stock split, Reverse Split, stock dividend, extraordinary cash dividend, recapitalization, reorganization merger, consolidation, exchange of shares, liquidation, spin-off, split-up or other similar change in capitalization of the Company.

         The total number of shares of the Company's Common Stock that may be granted under all Awards made to a recipient during any one calendar year may not exceed 100,000 shares.

Persons Eligible to Receive Awards

         Eligible participants under the Program include the following persons:
(i) executive officers, officers and directors (including advisory and other special directors) of the Company and/or any of its Affiliates; (ii) full-time and part-time employees of the Company and/or any of its Affiliates; and (iii) natural persons engaged by the Company or any Affiliate as consultants.

Grants and Terms of Awards

         Except as otherwise expressly provided therein, the Program provides that the Board, or a committee appointed by the Board to administer the Program, shall have complete discretion to determine when and to which eligible participants Awards are to be granted, the number of such shares of the Company's Common Stock to be awarded to each such participant and the terms and conditions of each Award. An Award may be made for cash, property, services rendered or other form of payment constituting lawful consideration under applicable law. No grant will be made if, in the judgment of the Board or the committee described above, as the case may be, such a grant would constitute a public distribution within the meaning of the U.S. Securities Act of 1933, as amended, or the rules or regulations promulgated thereunder.

Federal Income Tax Consequences

         This summary of the federal income tax consequences is qualified in its entirety by the following caveats: (i) the summary reflects the Company's understanding of the Code and the rules and regulations promulgated thereunder as of the date on which the Program was adopted by the Board, all of which are subject to change from time to time; (ii) the Company makes no representations, warranties or covenants as to the accuracy or continuing accuracy of the information set forth below, and specifically advises each recipient of an Award under the Program to consult his or her own legal counsel or tax advisor with respect to the tax consequences associated with any Award granted to him or her;
(iii) the Company does not undertake to advise any recipient of an Award regarding the federal income or other tax consequences associated with any Award granted to him or her; and (iv) the Company does not undertake to summarize any state, local or international tax consequences, of any kind whatsoever, associated with any Award granted under the Program.

         Subject to the foregoing, the grant of an ISO under the Program will not generate federal taxable income for the recipient or a deduction for the Company, provided that the recipient complies with the requirements of Sections 421 and 422 of the Code and the rules and regulations promulgated thereunder. Neither will the exercise of the ISO trigger federal taxable income for the recipient, provided that the foregoing requirements are met. Upon sale of the underlying shares of the Company's Common Stock subsequent to exercise, the recipient will have either a capital gain or a capital loss for federal income tax purposes. If the requirements of Sections 421 and 422 are not met, the recipient will have ordinary income for federal income tax purposes and the Company will have a deduction equal to this amount. In general, the sale or other disposition of an ISO within two years of the date of grant or one year of the transfer of the shares following exercise will trigger such ordinary income to the recipient and a corresponding deduction for the Company.

         The grant of an NQSO will trigger neither federal taxable income for the recipient nor a compensation deduction for the Company. However, upon transfer of the shares to the recipient following exercise of the NQSO, the recipient will have ordinary income for federal income tax purposes and the Company will have a corresponding deduction.

         The grant of a Restricted Stock Award will trigger neither federal taxable income for the recipient nor a compensation deduction for the Company. However, upon the lapse of all restrictions creating a substantial risk of forfeiture or restraining transferability, the recipient will have ordinary income for federal income tax purposes and the Company will have a corresponding deduction.

         The grant of an Unrestricted Stock Award will trigger both federal taxable income for the recipient and a compensation deduction for the Company at the time of grant.

Withholding of Taxes

         The same qualifications discussed under "Federal Income Tax Consequences" apply in the context of the "Withholding of Taxes." More particularly, the following discussion relates solely to federal income tax withholding rules.

         Under current law, the Internal Revenue Service does not impose federal income tax withholding obligations with respect to the exercise of an ISO or the sale or other disposition of the underlying stock by the recipient of the Option. (The grant of such an Option never has been subject to income tax withholding.) However, if the recipient does not comply with all applicable requirements of Sections 421 and 422 of the Code and the rules and regulations promulgated thereunder (e.g., the holding period requirements described above), withholding will apply as if the Option were an NQSO.

         In the case of an NQSO, withholding for Federal income tax purposes is required at the time of exercise.

         In the case of a Restricted Stock Award, withholding for Federal income tax purposes is required at the time that all restrictions creating a substantial risk of forfeiture or restraining transferability of the stock lapse.

         In the case of an Unrestricted Stock Award, withholding for Federal income tax purposes is required at the time of grant.

         Because recipients of Awards under the Program receive in-kind compensation payments, specifically shares of the Company's Common Stock, the Program provides that an Award recipient, with the Company's consent, may arrange for the Company to satisfy any and all withholding obligations applicable to the Award by withholding shares of the Company's Common Stock subject to the Award or by accepting delivery of other shares of the Company's Common Stock held by the recipient. Special requirements apply under the Program for withholding in either such manner.

Change in Control

         Upon a "Change in Control," the Board has the right, but not the obligation, to take one or more of the following actions: (i) make appropriate provision for the continuation of such Awards by the Company or for the assumption of such Awards by the surviving or acquiring entity, by substituting on an equitable basis for the shares of Common Stock then subject to such Awards
(A) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change in Control, (B) shares of stock of the surviving or acquiring corporation or (C) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the Fair Market Value (as defined in the Program) of the shares of Common Stock subject to such Awards immediately preceding the Change in Control; (ii) accelerate the date of exercise or vesting of such Awards or of any installment of any such Awards;
(iii) permit the exchange of all Awards for the right to participate in any stock option or other employee benefit program (not subject to the Employee Retirement Income Security Act of 1974, as amended) of any successor corporation; or (iv) subject to the requirement that any affected participant consent, provide for the termination of any such Awards immediately prior to the consummation of the Change in Control. Each of the foregoing options is expressly made subject to contrary language in the applicable Award instrument(s), if any.

         Under the Program, a "Change in Control" means the earliest to occur of the following events: (i) a change in the identity of a majority or more of the directors comprising the Board over any two-year period; (ii) with certain exceptions, the acquisition by a third party of beneficial ownership of 50% or more of the outstanding voting securities of the Company; (iii) with certain exceptions the commencement of a tender or exchange offer the consummation of which would result in beneficial ownership by a person of 50% or more of the outstanding voting securities of the Company; or (iv) as the result of, or in connection with, any cash tender or exchange offer, merger, consolidation or other business combination, sale or disposition of all or substantially all of the Company's assets, or contested election, or any combination of the foregoing transactions (a "Transaction"), the failure of the persons who were directors of the Company immediately before the Transaction to constitute a majority of the board of directors of the Company or any successor to such entity, or the failure of the persons who were stockholders of the Company immediately before the Transaction to own at least 50% of the outstanding voting securities of the Company or any successor to such entity. In general, the exceptions described above apply to acquisitions of the Company's securities by related parties.

Plan Termination Date

         The Program terminates on the tenth anniversary of its adoption by the Board unless terminated earlier by the Board. Upon termination of the Program, no new Awards may be granted; however, Awards previously granted may extend beyond the termination date.

Amendment of the Program

         The Board may amend, suspend or terminate the Program or any portion thereof at any time. Any such amendment, suspension or termination shall be implemented pursuant to a resolution of the Board.

                                      By Order of the Board of Directors

                                      John C. Kleinert
                                      President and CEO

Exhibit A

                                STATE OF DELAWARE

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF

                                TELE-OPTICS, INC.

First: That the Board of Directors of Tele-Optics, Inc. (the "Corporation") by Unanimous Written Consent dated as of March 4, 2004, adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the Corporation as heretofore amended, declaring said amendments to be advisable and calling for the submission of such amendments to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

Resolved, that the Certificate of Incorporation of the Corporation be amended by changing Article thereof numbered "First" so that, as amended, said Article shall be and read as follows:

"Article FIRST.  The name of this Corporation is Velocity Asset Management,
Inc."

and that the Certificate of Incorporation of the Corporation be further amended by changing Article thereof numbered "Fourth" so that, as amended, said Article shall be and read as follows:

"Article FOURTH.    (a)    The total number of shares which the Corporation
shall have authority to issue is fifty million (50,000,000), consisting of forty million (40,000,000) shares of common stock, par value $.001 per share (hereafter called the "Common Stock"), and ten million (10,000,000) shares of preferred stock, par value $.001 per share (hereinafter called the Preferred Stock.

                    (b) As of 5:00 PM, Eastern Standard time, on the date on which this Amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the "Effective Time"), each 13 outstanding shares of common stock, par value $.001 per share ("Old Common Stock"), without further action on the part of the Corporation or any of the stockholders, shall automatically be changed into 1 share of Common Stock (the "New Common Stock") (referred to herein as the "Reverse Split"). At the Effective Time, as a result of the Reverse Split, each holder of Old Common Stock shall automatically become the holder of 1 share of New Common Stock for every 13 shares of Old Common Stock held by such holder prior thereto. Further, at the Effective Time, each Certificate formerly representing a stated number of shares of Old Common Stock shall as a result of the Reverse Split represent one share of New Common Stock for each 13 shares of Old Common Stock represented immediately prior to the Reverse Split.

                    (c) Shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation (hereinafter the "Board"), each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution of the Board providing for the issuance of such series of Preferred Stock."

Second: That thereafter, pursuant Section 228 of the General Corporation Law of the State of Delaware, a consent setting forth resolutions approving the amendments set forth above was signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.



Third: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Fourth: That the capital of the Corporation shall not be reduced under or by reason of said amendments.

                                    By: /s/ JOHN C. KLEINERT
                                        -------------------------------------
                                        (Authorized Officer)

                                    Name: John C. Kleinert

Exhibit B

                                TELE-OPTICS, INC.

                          2004 EQUITY INCENTIVE PROGRAM



1. Purpose. This Equity Incentive Program (the "Program") is designed to secure for Tele-Optics, Inc. (the "Company") and each of its Affiliates (as defined in Section 11), the benefits arising from ownership of the Company's common stock, par value $.001 per share (the "Common Stock") by those officers, directors and employees of, and consultants to, the Company and/or any of its Affiliates who are most responsible for the growth and success of the Company and its Affiliates. The Company believes that the Program will cause those persons to contribute materially to the future growth and success of the Company and its Affiliates, thereby benefiting the stockholders of each such entity.

2. Elements of the Program. In order to maintain flexibility in the award of benefits, the Program provides for four different types of awards (each, an "Award"): (i) incentive stock options (within the meaning of Section 422 of the Code (as defined in Section 11); (ii) nonqualified stock options; (iii) restricted stock; and (iv), as set forth in Section 8, Common Stock-based Awards other than incentive stock options, nonqualified stock options or restricted stock. Any person to whom an Award has been granted under the Program is called a "Participant." Subject to the requirements of the Code, a Participant may receive more than one type of Award under the Program. Additional Program definitions are contained in Section 11.

3. Eligibility. Any officer, director or employee of, or consultant to, the Company or any of its Affiliates shall be eligible to be selected as a Participant in the Program, subject to any applicable restrictions on the types of Awards that may be granted to different classes of Participants.

4.       Administration.
         --------------

         a. Administration by Board of Directors. The Program will be administered by the Board of Directors of the Company (the "Board"). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Program and to interpret and correct the provisions of the Program and any Award. The Board shall have authority, subject to the express limitations of the Program, to (i) construe and interpret the terms of the Program and each Award thereunder; (ii) prescribe, amend and rescind rules and regulations relating to the Program and any Awards; (iii) determine the terms and conditions of all Awards, which need not be identical; (iv) initiate an Option Exchange Program (as defined in Section 11); and (v) make all other determinations that, in the judgment of the Board, are necessary or desirable for the administration and interpretation of the Program. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Program or in any Award in the manner and to the extent it shall deem expedient to implement the Program or any Award, and it shall be the sole and final judge of such expediency. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board or Affiliate shall be liable for any action or determination relating to the Program.

        b. Appointment of Committee. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Program to one or more committees or subcommittees of the Board (a "Committee"). For purposes of Program administration (excluding amendment and termination of the Program or any part thereof, which shall be reserved exclusively to the

Board), where such delegation has occurred, all references herein to the "Board" shall mean such Committee or the Board.

        c. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Program as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares of Common Stock issuable to any one Participant pursuant to Awards granted by such executive officers.

        d. Applicability of Section Rule 16b-3. Notwithstanding anything to the contrary in the foregoing, so long as the Common Stock is registered under Section 12 of the Exchange Act (as defined in Section 11), or any successor statute, the Program shall be administered in a manner consistent with Rule 16b-3 promulgated thereunder, as it may be amended from time to time, or any successor rules ("Rule 16b-3"), such that all grants of Awards hereunder shall be exempt under such rule. Those provisions of the Program which make express reference to Rule 16b-3 or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

        e. Applicability of Section 162(m). Those provisions of the Program which are required by or make express reference to Section 162(m) of the Code or any regulations thereunder, or any successor section of the Code or regulations thereunder ("Section 162(m)") shall apply only upon the Company's becoming a company that is subject to Section 162(m). Notwithstanding any provisions in this Program to the contrary, whenever the Board is authorized to exercise its discretion in the administration or amendment of this Program or any Award hereunder or otherwise, the Board may not exercise such discretion in a manner that would cause any outstanding Award that otherwise would qualify as performance-based compensation under Section 162(m) to fail to so qualify under
Section 162(m).

5.       Stock Available for Awards.
         --------------------------

         a. Number of Shares. Subject to adjustment under Section 5c, the aggregate number of shares of Common Stock that may be issued under the Program upon the exercise of all Options (as defined in Section 6a hereof), the satisfaction by all recipients of all conditions necessary for the receipt of Restricted Stock Awards (as defined in Section 7a hereof) or the satisfaction by all recipients of all conditions necessary for the receipt of Unrestricted Stock Awards (as defined in Section 8b hereof) shall not exceed 13,000,000, of which 6,500,000 shares shall be available for issuance under Incentive Stock Options (as defined in Section 6b hereof) and 6,500,000 shares shall be available for issuance under Nonqualified Stock Options (as defined in Section 6c hereof), Restricted Stock Awards and/or Unrestricted Stock Awards. The 6,500,000 shares of Common Stock available for issuance under Incentive Stock Options shall be increased annually, starting with the calendar year following the calendar year in which the Program is adopted, by 5% of the excess, if any, of (i) the total number of issued and outstanding shares of Common Stock as of the first day of the fiscal year of the Company beginning with or within any such subsequent calendar year over (ii) the total number of issued and outstanding shares of Common Stock as of the date on which the Program is adopted; provided, however, that, as of the date of any such annual increase, the total number of shares of Common Stock available for issuance under Incentive Stock Options under the Program shall not exceed 32.5% of the total number of authorized shares of Common Stock as of the date on which the Program is adopted. The 6,500,000 shares of Common Stock available for issuance under Nonqualified Stock Options, Restricted Stock Awards and/or Unrestricted Stock Awards shall be increased annually, starting with the calendar year following the calendar year in which the Program is adopted, by the sum of (i) 15% of the excess, if any, of (A) the total number of issued and outstanding shares of Common Stock at the time the first such Award is made during such subsequent calendar year over (B) the total number of issued and outstanding shares of Common Stock as of the date on which the Program is adopted, (ii) the total number of shares of Common Stock repurchased by the Company under the Program during the preceding calendar year and (iii) the total number of shares of Common Stock surrendered to the Company during the preceding calendar year in payment of the exercise price of Nonqualified Stock Options; provided, however, that, as of the date of any such annual increase, the total number of shares of Common Stock available for issuance under Nonqualified Stock Options, Restricted Stock Awards and/or Unrestricted Stock Awards shall not exceed 50% of the total number of authorized shares of Common Stock as of the date on which the Program is adopted. If any Award expires, or is terminated or forfeited, in whole or in part, the unissued shares of Common Stock covered by such Award shall again be available for the grant of Awards under the Program. If an Award granted under the Program shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Common Stock subject to such Award shall again be available for subsequent Awards under the Program. The re-use of shares of Common Stock pursuant to the preceding sentences of this Section 5a shall in no way, in and of itself, increase the aggregate number of shares of Common Stock that may be issued under the Program. Shares issued under the Program may consist in whole or in part of authorized but unissued shares or treasury shares.

         b. Per-Participant Limit. Subject to adjustment under Section 5c, no Participant may be granted Awards during any one calendar year to purchase or receive more than 100,000 shares of Common Stock.

         c. Adjustment to Common Stock. Subject to Section 9, in the event of any stock split, Reverse Split (as defined in Section 11 hereof), stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Program and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made, if applicable) to the extent that the Board determines, in good faith, and without the need for the consent of any Participant, that such an adjustment (or substitution) is appropriate.

         Notwithstanding any provision of this Program to the contrary, and without the need for the consent or any Participant, the Board, in its sole discretion, may make any modifications to any Award, including, but not limited to, effecting a cancellation, forfeiture, surrender or other termination of the Award, in whole or in part, regardless of the vested status of the Award, in order to facilitate any business combination that is authorized by the Board. Further, the Board is authorized to make, in its sole discretion, and without the need for the consent of any Participant, adjustments in the terms and conditions of, and the criteria included in, any Award in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Program. The Board's rights described in this paragraph shall apply only if it determines, in good faith, that the modification or adjustment of the Award(s) will not impair any Participant's rights with respect to such Award(s) (determined without regard to the preceding sentences of this paragraph). If the Board determines, in good faith, that any such impairment would occur, it shall not effect the modification or adjustment unless it obtains the consent of the affected Participant(s) or unless the right to do so is expressly set forth in the applicable Award instrument(s).

         d. Other Common Stock-Based Awards Not Constituting Unrestricted Stock Awards. Notwithstanding any provision of the Program to the contrary, the Board, in its sole discretion, may establish aggregate and per Participant share limits that apply to Other Common Stock-Based Awards other than Unrestricted Stock Awards. Any such limits may be actual or notional, reflecting the underlying nature of the Awards granted.

6.       Stock Options.
         -------------

         a. General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including, but not limited to, vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws.

         b. Incentive Stock Options. An Option that the Board intends to be an incentive stock option (an "Incentive Stock Option") as defined in Section 422 of the Code, as amended, or any successor statute ("Section 422"), shall be granted only to employees of the Company or any of its Affiliates and shall be subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder. Each Incentive Stock Option shall be subject to the terms of this Section 6 applicable to Incentive Stock Options, the terms of any applicable grant instrument (to the extent such instrument is not inconsistent with or supersedes this Program) and the general conditions applicable to all Awards set forth in Section 9 hereof. Neither the Board nor the Company or any of its Affiliates shall have any liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such.

         c. Nonqualified Stock Options. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "Nonqualified Stock Option" or a "Nonstatutory Stock Option." Each Nonqualified Stock Option or Nonstatutory Stock Option shall be subject to the terms of this
Section 6 applicable to such an Option, the terms of any applicable grant instrument (to the extent such instrument is not inconsistent with or supersedes this Program) and the general conditions applicable to all Awards set forth in
Section 9 hereof.

         d. Dollar Limitation. For so long as the Code shall so provide, Options granted to any employee under the Program (and any other incentive stock option programs of the Company) which are intended to qualify as Incentive Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options. For the purpose of this limitation, unless otherwise required by the Code or regulations of the Internal Revenue Service or determined by the Board, Options shall be taken into account in the order granted, and the Board may designate that portion of any Incentive Stock Option that shall be treated as a Nonqualified Stock Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Board considers appropriate, including after the issuance of the Option or at the time of its exercise.

         e. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable option agreement. In the case of an Incentive Stock Option granted to a

Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any of its Affiliates, the exercise price shall be no less than 110% of the Fair Market Value (as defined in Section 11) of the underlying Common Stock on the date of grant. In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the Fair Market Value of the underlying Common Stock on the date of grant.

         f. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that the term of any Incentive Stock Option may not be more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall be no longer than five (5) years from the date of grant.

         g. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 6(h) or the option agreement for the number of shares of Common Stock for which the Option is exercised.

         h. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment as permitted by the Board in its sole or absolute discretion:

                  i        by cash;

                  ii       by certified check payable to the order of the
Company;

                  iii      only if the Common Stock is then publicly traded, by
delivery of an irrevocable and unconditional undertaking by a creditworthy broker (selected by the Participant and otherwise without the financial involvement of the Company or any Affiliate) to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price (each, a "Cashless Exercise");

                  iv       to the extent explicitly provided in the applicable
option agreement, by delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement);

                  v        subject to section 9n, by delivery of a promissory
note of the Participant, with full recourse to the Participant, to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares of Common Stock purchased); or

                  vi       payment of such other lawful consideration as the
Board may determine.

Except as otherwise expressly set forth in an Option Award, the Company shall have no obligation to accept consideration other than cash and, in particular, unless the Board so expressly provides, in no event will the Company accept the delivery of shares of Common Stock that have not been owned by the Participant for at least six months prior to the exercise. Subject to the preceding sentence, an individual Award instrument for an Option may provide for a reload option with respect to the exercise of such Option, such that upon payment of the exercise price with previously acquired shares of Common Stock, the Participant is granted one or more Options to purchase additional shares of Common Stock under the Program. The fair market value of any shares of Common

Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Board.

         i. Acceleration, Extension, Etc. The Board may, in its sole discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, any Affiliate or any Participant (with respect to his or her rights under a previously granted Option), (i) accelerate the date or dates on which all or any particular Options or Awards granted under the Program may be exercised, or (ii) extend the dates during which all or any particular Options or Awards granted under the Program may be exercised.

         j. Determination of Fair Market Value. If, at the time an Option is granted under the Program, the Company's Common Stock is publicly traded under the Exchange Act, "Fair Market Value" shall mean (i) if the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market and The Nasdaq Small Cap Market of The Nasdaq Stock Market, the last reported sales price for such stock (on that date) or the closing bid, if no sales were reported as quoted on such exchange or system, as reported in The Wall Street Journal or such other source as the Board deems reliable; or (ii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities (e.g., the OTC Bulletin Board), if the Common Stock is not reported on a national market system. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board after taking into consideration all factors which it deems appropriate.

7.       Restricted Stock.
         ----------------

         a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, (ii) restrictions on transfer as set forth in the applicable Award instrument, (iii) forfeiture unless and until all specified employment, vesting and/or performance conditions, as set forth in the applicable Award instrument, are met and (iv) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award instrument are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

         b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or the Company's counsel as its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

8.       Other Stock-Based Awards.
         ------------------------

         a. Grants. The Board shall have the right to grant Awards based upon Common Stock that do not constitute Options or Restricted Stock Awards, having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units (each, an "Other Common Stock-Based Award"). Nothing in this Section 8 shall be construed as giving the Board the right to grant any Award that would render all or any portion of the Program subject to any of the provisions of ERISA.

         b. Unrestricted Stock Awards. Without in any way limiting the discretion of the Board to issue Other Common Stock-Based Awards under the Program, the Board may grant Other Common Stock-Based Awards entitling recipients to acquire shares of Common Stock that are subject to none or only certain of the terms and conditions set forth in Section 7 hereof (each, an "Unrestricted Stock Award"); provided, however, that each Unrestricted Stock Award granted hereunder shall be free of the terms and conditions of Section 7a(ii) and/or (iii).

9.       General Provisions Applicable to Awards.
         ---------------------------------------

         a. Transferability of Awards. Except as the Board otherwise may determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that Nonstatutory Options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16a-12 promulgated under the Exchange Act) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Option which are applicable to the optionee. Notwithstanding the preceding sentence, no transfer to a trust shall be made to the extent that such transfer would violate the requirements of IRS Notice 2003-47 and the IRS regulations referred to therein or any successor guidance with respect to the issues addressed in such notice and regulations. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         b. Documentation. Each Award under the Program shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board.

         c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

         d. Additional Award Provisions. The Board may, in its sole discretion, include additional provisions in any Award granted under the Program, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans (subject to Section 9n hereof) or to transfer other property to Participants upon exercise of Options, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Program (except as otherwise provided in the written Award instrument) or applicable law.

         e. Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options.

         f.       Change in Control of the Company.

                  i        Unless otherwise expressly provided in the applicable
Award instrument, upon the occurrence of a Change in Control, the Board shall, in its sole discretion as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), take one or more of the following actions:

                           A.       make appropriate provision for the
continuation of such Awards by the Company or for the assumption of such Awards by the surviving or acquiring entity, by substituting on an equitable basis for the shares of Common Stock then subject to such Awards (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change in Control, (y) shares of stock of the surviving or acquiring corporation or (z) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the Fair Market Value of the shares of Common Stock subject to such Awards immediately preceding the Change in Control;

                           B.       accelerate the date of exercise or vesting
of such Awards or of any installment of any such Awards;

                           C.       permit the exchange of all Awards for the
right to participate in any stock option or other employee benefit program (not subject to ERISA) of any successor corporation; or

                           D.       subject to the requirement that any affected
Participant consent, provide for the termination of any such Awards immediately prior to the consummation of the Change in Control.

         g. Change in Control Defined. A "Change in Control" shall mean the earliest to occur of any of the following events:

                  i        a change in the identity of a majority or more of the
directors comprising the Board over any two-year period;

                  ii       the acquisition by a third party (other than a Person
or Group, each as defined in Section 11, that is an Affiliate constituting a subsidiary or otherwise is controlled by or under common control with the Company, as determined by the Board in its sole discretion) of Beneficial Ownership, as defined in Section 11, of 50% or more of the outstanding voting securities of the Company;

                  iii      the commencement of a tender or exchange offer the
consummation of which would result in Beneficial Ownership by a Person (other than (x) the Company, (y) any Affiliate constituting a subsidiary of the Company, (z) any Person or Group controlled by or under common control with the Company, as determined by the Board in its sole discretion, or (aa) any Employee Benefit Plan, as defined in Section 11, maintained or established by the Company or any entity described in (y) or (z) or any entity that holds voting securities for or pursuant to such Employee Benefit Plan) of 50% or more of the outstanding voting securities of the Company; or

                  iv       as the result of, or in connection with, any cash
tender or exchange offer, merger, consolidation or other business combination, sale or disposition of all or Substantially All of the Company's assets, or contested election, or any combination of the foregoing transactions (a "Transaction"), the failure of the Persons who were directors of the Company immediately before the Transaction to constitute a majority of the board of directors of the Company or any successor to such entity, or the failure of the Persons who were stockholders of the Company immediately before the Transaction to own at least 50% of the outstanding voting securities of the Company or any successor to such entity.

         h. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Board, in its sole discretion, may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the Common Stock covered by the Award, including shares as to which the Award would not otherwise be exercisable, which exercise may, in the sole discretion of the Board, be made subject to and conditioned upon the consummation of such proposed transaction. In addition, the Board may provide that any Company repurchase option applicable to any Common Stock purchased upon exercise of an Award shall lapse as to all such Common Stock, provided the proposed dissolution and liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate upon the consummation of such proposed action.

         i. Assumption of Stock-Based Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Program in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

         j. Parachute Payments and Parachute Awards. Notwithstanding the provisions of Section 9f, if, in connection with a Change in Control described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such Section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards").

         k. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         l. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Program or to remove restrictions from shares previously delivered under the Program until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         m. Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any Other Common Stock-Based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may
(i) cause the application of Sections 280G and 4999 of the Code if a change in control (as defined in the regulations under Section 280G) of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

         n. Sarbanes-Oxley Act Compliance. Notwithstanding any provision of the Program to the contrary, the Board, in accordance with any applicable rules or regulations promulgated by the Securities and Exchange Commission (the "SEC") and/or the United States Department of Labor, shall (i) notify in a timely manner each Participant who is a Reporting Person with respect to the Company or any Affiliate of any transaction occurring under the Program or any grant agreement on or after August 29, 2002 that requires reporting by the Reporting Person on SEC Form 4 or 5 as applicable, each as revised pursuant to changes to Exchange Act Rule 16a-3, 16a-6 or 16a-8, as applicable, made by Sarbanes-Oxley Act of 2002, P.L. No. 107-204 (the "Act"); (ii) otherwise comply with all notice, disclosure and reporting requirements applicable to the Program pursuant to such Act; and (iii) prohibit the making or guaranteeing of loans under Section 6h of this Program to the extent necessary to comply with Section 402 of the Act.

         o. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares of Common Stock issued upon exercise of an Option or purchase of shares of Common Stock subject to an Award, as the case may be. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an Award may elect to satisfy such obligation, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or the purchase of shares subject to an Award or (b) by delivering to the Company shares of Common Stock already owned by the optionee or Award recipient. The shares so delivered or withheld shall have a Fair Market Value of the shares used to satisfy such withholding obligation, determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or Award recipient who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         p. Forfeiture of Award if Service or Employment Terminated for Cause. If the employment or service of any Participant is terminated for "Cause," the Award may terminate, upon a determination of the Board, on the date of such termination, and all rights of the Participant with respect to such Award shall thereupon cease to exist (including the right to exercise any Option). For purposes of this Section 9, "Cause" shall be defined as follows:
(i) if the Participant has executed an employment agreement, the definition of "cause" contained therein, if any, shall govern, or (ii) conduct, as determined by the Board, involving one or more of the following: (a) gross misconduct or inadequate performance by the Participant which is injurious to the Company; (b) the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company; (c) the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company) or the violation of any noncompetition or nonsolicitation covenant or assignment of inventions obligation with the Company; (d) the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; (e) the indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his obligations to the Company or which shall adversely affect the Participant's ability to perform such obligations; (f) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; (g) the failure of the Participant to perform in a material respect his or her employment obligations without proper cause. In making such determination, the Board shall act fairly and in utmost good faith. The Board may in its discretion waive or modify the provisions of this Section at a meeting of the Board with respect to any individual Participant with regard to the facts and circumstances of any particular situation involving a determination under this Section. For purposes of this Section 9p, "Company" includes any "Affiliate."

10.      Miscellaneous.
         -------------

         a. Shareholder Approval. The effectiveness of this Program shall be subject to the satisfaction of any applicable shareholder approval requirements under applicable law, including, but not limited to, any such requirements listed under Section 162(m) and/or Section 422 or the rules of any national, regional or over-the-counter securities exchange on which the Common Stock or any Award may be traded.

         b. No Right to Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company or an Affiliate. The Company or Affiliate, as applicable, expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Program.

         c. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

         d. Effective Date and Term of Program. Subject to Section 10a hereof, the Program shall become effective on the date on which it is adopted by the Board (the "Effective Date"). No Awards shall be granted under the Program after the completion of ten years from the date on which the Program was adopted by the Board, but Awards previously granted may extend beyond that date.

         e. Amendment or Termination of Program. The Board may amend, suspend or terminate the Program or any portion thereof at any time. Any such amendment, suspension or termination shall be implemented pursuant to a resolution of the Board.

         f. No Trust Fund or ERISA Plan Created. Neither the Program nor any Award granted thereunder shall create or be construed as creating a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant, Designated Beneficiary or any other person. To the extent that any Participant, Designated Beneficiary or any other person acquires any Award under this Program, his or her rights with respect thereto shall be not greater than the rights of any unsecured general creditor of the Company and/or any of its Affiliates. No provision of this Program shall be construed as subjecting any portion of this Program to any requirements of ERISA.

         g. Program Controls. In the case of any conflict between the terms of this Program and the terms of any Award instrument, the terms of this Program will control, unless the Award instrument expressly provides that the terms of such instrument will control.

         h. Governing Law. The provisions of the Program and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of incorporation of the Company (Delaware), without regard to any applicable conflicts of law provisions.

11.      Definitions.
         -----------

         a. Affiliate. A parent corporation or subsidiary corporation of the Company, within the meaning of Sections 424(e) and 424(f) of the Code, respectively.

         b. Beneficial Ownership. "Beneficial Ownership" (or words of similar import) within the meaning of Rule 13d-3(a) promulgated under the Exchange Act.

         c. Code. The Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

         d. Employee. For purposes of eligibility under the Program (except with respect to Awards of Incentive Stock Options), "employee" shall include any person to whom an offer of employment has been granted by the Company or any Affiliate.

         e.       Employee Benefit Plan. Any of the following:

                  i        each plan described in Section 3(3) of ERISA in which
any current or past employee of the Company or any Affiliate participates or has participated, as the case may be;

                  ii       each plan described in Section 3(3) of ERISA with
respect to which the Company or any Affiliate is or ever was a sponsor or participating employer, as the case may be;

                  iii      each plan described in Section 3(3) of ERISA with
respect to which the Company or any Affiliate makes or is required to make, or made or was required to make contributions, or

                  iv       each plan established or maintained by the Company or
any Affiliate constituting a subsidiary, irrespective of whether such plan is described in Section 3(3) of ERISA, in which, immediately prior to an event which otherwise would trigger a Change in Control, the Company's securities are held as an investment option or form of benefit payment.

         f. ERISA. The Employee Retirement Income Security Act of 1974, as amended.

         g. Gross Assets. Total assets as reported on the Company's most recent audited financial statements (in accordance with United States generally accepted accounting principles) issued prior to the transaction.

         h. Group. "Group" within the meaning of Section 13(d)(3) of the Exchange Act.

         i. Net Assets. Total assets as reported on the Company's most recent audited financial statements (in accordance with United States generally accepted accounting principles) issued prior to the transaction, less any short-term liabilities, as so reported.

         j. Option Exercise Program. A program whereby outstanding Options are exchanged for Options with a lower exercise price.

         k. Person. "Person" within the meaning of Section 3(a)(9) of the Exchange Act.

         k-1.     Reverse Split. Any transaction in which the Company exchanges with the holders of record of the Common Stock as of a given date (the "Record Date") one share of Common Stock for every one plus x number of shares of Common Stock held by the holders of record as of the Record Date, where x equals or exceeds one.

         l. Substantially All. At least 90% of the Fair Market Value of the Company's Net Assets and at least 70% of the Fair Market Value of the Company's Gross Assets. For purposes of this Section, "Fair Market Value" means value as determined by the Board in accordance with such factors as the Board, in its sole discretion, shall deem appropriate.

Date Approved by the Board:                                   March 4, 2004





TELE-OPTICS, INC.





By: /s/ JOHN C. KLEINERT
    ---------------------------------
    Name:  John C. Kleinert
    Title: President



Date: March 4, 2004